SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-12


                         EAGLE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    item 22(a)(2) of Schedule 14A.

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         EAGLE FINANCIAL SERVICES, INC.
                                  P. O. Box 391
                              Berryville, VA 22611

                    Notice of Annual Meeting of Shareholders

      The Annual Meeting of Shareholders of Eagle Financial Services, Inc. (the "Corporation") will be held on Wednesday, April 17, 2002, at Noon at the John H. Enders Fire Company Social Hall, Berryville, Virginia. The purpose of the meeting shall be as follows:

     1. To elect three (3) directors for a term of three (3) years.

     2. To elect one (1) director for a term of two (2) years.

     3. To transact such other business as shall properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 22, 2002, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                       By order of the Board of Directors,


                           /s/ JAMES W. MCCARTY, JR.
                           -------------------------
                           James W. McCarty, Jr.
                           Vice President, Chief Financial Officer
                             and Secretary/Treasurer

Berryville, Virginia
March 29, 2002

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THEN CONSIDERED, AND ANY PROXIES PREVIOUSLY SUBMITTED BY THEM WILL BE REVOKED.

                                 PROXY STATEMENT

                                       OF

                         EAGLE FINANCIAL SERVICES, INC.

                               GENERAL INFORMATION

      This Proxy Statement is being furnished to the shareholders of Eagle Financial Services, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be voted at the Annual Meeting of Shareholders to be held on April 17, 2002, at Noon at the John
H. Enders Fire Company Social Hall, Berryville, Virginia, and at any adjournment thereof.

      The cost of solicitation of proxies and preparation of proxy materials will be borne by the Corporation. Solicitations of proxies will be made by use of the United States mail and may be made by direct or telephone contact by employees of the Corporation. Brokerage houses and nominees will be requested to forward the proxy materials to the beneficial holders of the shares held of record by these persons, and the Corporation will reimburse them for their reasonable charges in this connection. Shares represented by duly executed proxies in the accompanying form received by the Corporation prior to the meeting and not subsequently revoked will be voted at the meeting. The approximate date on which this proxy statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's shareholders is March 29, 2002.

      The purposes of the meeting are to elect directors and to vote on such other business, if any, that may properly come before the meeting or any adjournment. The Corporation does not know of any other matters that are to come before the meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment. Each outstanding share of the Corporation's Common Stock is entitled to one vote on all matters submitted to shareholders at the meeting. There are no cumulative voting rights.

      Where a shareholder directs in the proxy a choice with respect to any matter that is to be voted on, that direction will be followed. If no direction is made, proxies will be voted in favor of the election of the directors and in the best judgment of Messrs. Thomas T. Gilpin, Robert W. Smalley, Jr., and Randall G. Vinson on such other business, if any, that may properly come before the meeting or any adjournment. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequently dated proxy, by giving notice in writing to the Secretary of the Corporation, or by voting in person at the meeting.

      The close of business on March 22, 2002, has been fixed as the record date for the meeting and any adjournment. As of that date, there were approximately 1,464,948 shares of Common Stock outstanding. As of the record date, and on the date hereof, no person was known by the Corporation to own beneficially more than 5% of the outstanding shares of the Corporation's Common Stock. The directors and executive officers of the Corporation beneficially own in the aggregate 139,067.1614 shares of the Corporation's Common Stock, representing 9.49% of the amount outstanding on the date hereof.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation is structured into three classes with one class elected each year to serve a three-year term. All nominees are currently members of the Board. All have consented to be named and have indicated their intent to serve if elected. Those nominees receiving the greatest number of votes shall be deemed elected even though they may not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director. The directors who are nominated for a three-year term at this year's meeting are John D. Hardesty, Lewis M. Ewing and Thomas T. Byrd. The director nominated for a two-year term at this year's meeting is James T. Vickers, who is standing for election for the first time. John F. Milleson, Jr., director since 1979, retired from the Board of Directors on February 20, 2002.

Information Concerning Directors, Nominees and Executive Officers

          The following table sets forth, as of February 22, 2002, certain information with respect to the directors, nominees for directors, and executive officers of the Corporation.


Name, Age and Year
First Became Director or                                        Shares of
Officer of the Corporation  Principal                           Common Stock             Percent
or previously the           Occupation For                      Beneficially             of
Bank of Clarke County       Past Five Years                     Owned                    Class
----------------------      ---------------                     -------------------      -------

John R. Milleson            President and CEO of the             11,560.5985 (1)(2)       .79
Age 45                      Corporation; President and CEO,
Officer since 1991          CEO, Bank of Clarke County
Director since 1999
Term expires 2004

John D. Hardesty            Partner/Manager, John O.             10,640      (1)          .73
Age 70                      Hardesty & Son, a dairy farming
Director since 1963         operation; Chairman of the
Term expires 2002           Board of the Corporation;
                            Chairman of the Board,
                            Bank of Clarke County

Marilyn C. Beck             President, Lord Fairfax               1,320      (1)          .09
Age 62                      Community College
Director since 1995
Term expires 2003

Thomas T. Byrd              President and Publisher,              5,300      (3)          .36
Age 55                      Winchester Evening Star, Inc.
Director since 1995
Term expires 2002

Lewis M. Ewing              Retired President and CEO of the     13,636      (1)(2)       .93
Age 67                      Corporation; Retired President and
Director since 1984         CEO, Bank of Clarke County
Term expires 2002

Thomas T. Gilpin            President, Lenoir City Real          42,401.5606 (1)         2.89
Age 48                      Estate Investment
Director since 1986
Term expires 2004

John F. Milleson, Jr.       Retired Chairman of the Board,       14,601      (1)         1.00
Age 73                      Loudoun Mutual Insurance Co.
Director since 1979
Term expires 2002

Robert W. Smalley, Jr.      President and CEO, Smalley            6,328.0481 (1)          .43
Age 50                      Package Co., Inc.
Director since 1989
Term expires 2004

Randall G. Vinson           Pharmacist and Owner,                11,192.7073 (1)          .76
Age 55                      Berryville Pharmacy
Director since 1985
Term expires 2003

Mary Bruce Glaize           Homemaker                               535.0523              .04
Age 46
Director since 1998
Term expires 2003

James R. Wilkins, Jr.       President, Wilkins'                  19,640.9603 (1)         1.34
Age 56                      ShoeCenter, Inc.
Director since 1998
Term expires 2003

James T. Vickers            CEO, Oakcrest Companies                 833      (1)          .06
Age 49
Director since 2001
Term expires 2002

James W. McCarty, Jr        Vice President, Secretary/            1,078.2343 (1)(2)       .07
Age 32                      Treasurer of the Corporation;
Officer since 1995          Senior Vice President,
                            Secretary/Treasurer and
                            Chief Financial Officer
                            Bank of Clarke County


Directors and executive                                         139,067.1614             9.49
Officers as a group (12)

------------------------

(1) Amounts include shares held jointly with spouse and/or as custodian under the Virginia Uniform Gifts to Minors Act and/or as trustee under the terms of certain trusts.

(2) Amounts include shares of the Corporation's Common Stock allocated to participants and held in trust under the Bank of Clarke County Employee Stock Ownership Plan (the "ESOP Plan") as of December 31, 2001. As of such date, the ESOP Plan held 61,084 shares of Common Stock, or 4.18% of the total number of such shares outstanding. Of the shares of Common Stock held in the ESOP Plan, 5,319.7605 shares were held for the accounts of executive officers. Each participant in the ESOP Plan has the right to instruct the trustees of the ESOP Plan with respect to the voting of shares allocated to his or her account. The trustees, however, may use their discretion in voting any shares for which they received no instruction.

(3) Amounts include shares held by Winchester Evening Star, Inc., where the director is an executive officer of that corporation.

        On December 31, 2001, there were 13 individuals in the director and executive officer category. Mr. Milleson serves as both a director and an executive officer, and Mr. McCarty serves as the Corporation's only other executive officer.

The Corporation is not aware of any person who is the beneficial owner of more than 5% of the Corporation's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Board and Committee Meetings of the Corporation

        During 2001, the Board of Directors of the Corporation held six meetings. The Audit Committee is the Corporation's one standing committee.

      The directors of the Corporation also serve as directors of its wholly-owned subsidiary, the Bank of Clarke County (the "Bank"). The Bank's Board held twelve meetings in 2001. During 2001 each director attended greater than 75% of the aggregate number of meetings of both Boards of Directors and the Bank's Board committees of which he or she was a member. The Bank's Board has established the following committees: Loan, Audit, Personnel, Marketing and Trust. There is no nominating committee of the Board of Directors.

        The Loan Committee met twenty-seven times in 2001 to review the Bank's lending practices. The committee consists of Messrs. Byrd, Smalley, Ewing and Milleson.

        The Personnel Committee consists of Messrs. Smalley, Vickers and Vinson and Dr. Beck. This committee met two times in 2001 to review and monitor personnel activities in the Bank, including compensation.

        The Audit Committee met three times in 2001 to review the work of the Audit Department and to follow up on the examinations performed by the external auditors and the regulatory authorities. This committee consists of Messrs. Vinson and Byrd, Dr. Beck and Mrs. Glaize.

        The  Trust  Committee  met  twelve  times in  2000.   The  committee  is
composed of Messrs. Gilpin, Milleson, Jr., Ewing and Milleson. The purpose of the Trust Committee is to monitor the trust-related activities of the Bank.

        The Marketing Committee met six times in 2000. The committee is composed of Messrs. Wilkins, Vinson, Vickers and Milleson and Mrs. Glaize. The committee meets to review the activities of the Marketing Department of the Bank.

Report of the Audit Committee

     The Audit Committee's Report to the Shareholders, which follows, was approved and adopted by the Committee on February 15, 2002. Each of the members of the Audit Committee is independent as that term is defined in the listing standards of the National Association of Securities Dealers.

     The Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required by SAS 61. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence from the Corporation and its management.

     Based on such reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K filed by the Corporation.

     The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee.

     The following fees were paid to Yount, Hyde & Barbour, P.C., the Corporation's independent auditors, for services provided to the Corporation for the fiscal year ended December 31, 2001:

Audit Fees:                                                   $36,031
Financial Information Systems Design & Implementation Fees:   $     0
All Other Fees:                                               $25,998

      Audit fees are the aggregate fees billed for the annual audit of the Corporation's financial statements and for the required quarterly reviews of those statements. Financial information systems design and implementation fees are the aggregate fees billed for financial information systems design work and implementation fees for services rendered as part of that work for the most recent fiscal year. All other fees include payments for any other types of services provided, including, but not limited to, preparation of income tax returns, audits of benefit plans, Trust Department audits and internal audits.

     The Audit Committee believes that the non-audit services provided by Yount,
Hyde  &  Barbour,   P.C.,  are  compatible   with   maintaining   the  auditor's
independence.


Randall G. Vinson, Chairman
Marilyn C. Beck
Thomas T. Byrd
Mary Bruce Glaize


Cash Compensation

        The Corporation did not pay any cash compensation to the executive officers of the Corporation in 2001.

        The following table shows the aggregate cash and cash equivalent compensation paid by the Bank for the years ended December 31, 2001, 2000 and 1999 to the Chief Executive Officer. The Corporation does not pay any additional cash compensation to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                        ---------------------
                                                               (e)
       (a)                                                 Other Annual
    Name and            (b)         (c)           (d)      Compensation
 Principal Position    Year       Salary($)     Bonus($)      ($)(1)
 ------------------    ----       --------     ----------     ------
John R. Milleson,      2001       105,000        1,713           --
 President and CEO     2000        97,382          --            --
                       1999        88,232          --            --

                                     Long-Term Compensation
                                     ----------------------
                                         Awards            Payouts
                                         ------            -------
                                    (f)          (g)
                                 Restricted   Securities     (h)           (i)
        (a)                         Stock     Underlying     LTIP       All Other
     Name and           (b)       Awards(s)    Options/     Payouts    Compensation
 Principal Position    Year          ($)        SARs(#)       ($)          ($)
 ------------------    ----          ---        -------       ---          ---

John R. Milleson,      2001           --           --         --           3,231 (2)
 President and CEO     2000           --           --         --           3,320
                       1999           --           --         --           3,189

-------------------------------

(1) The aggregate of this compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus for the named executive.

(2) Includes contributions of $3,000 to the 401(k) savings Plan and $320 to the Executive Supplemental Income Plan.

      Directors in 2001 each received a $5,000 annual retainer and $200 per Bank Board meeting attended as compensation for services as director plus a per meeting fee of $100 for each Bank committee meeting attended. John R. Milleson does not receive fees for committee meetings of the Bank.

Option Grants

     The Corporation does not grant options to its executive officers.

Compensation Pursuant to Plans

     The Bank maintains certain plans that provide, or may provide, additional compensation to current executive officers, directors and other employees of the Bank. These plans include the Employee Retirement Plan, the 401-(k) Savings Plan and the Executive Supplemental Income Plan. The Corporation does not have any such plans for its officers, directors and employees.

Employee Retirement Plan

     Effective March 1, 1953, the Bank adopted a non-contributory, tax qualified employee retirement plan (the "Retirement Plan") for employees of the Bank who have been employed for six months prior to any January 1 and who are at least 20 1/2 years old. The Retirement Plan was substantially amended effective March 1, 1987. Under its existing terms, benefits are based on an employee's average compensation during his or her employment. The Retirement Plan provides for 20% vesting upon completion of three years of service and 20% for each additional year of service up to 100%, for early retirement at age 55 and 10 years of vested service and for the payment of certain annuity benefits to the surviving spouse of an employee. Because the Retirement Plan is a defined benefit plan under which benefits vary with years of service, average annual salary and age at retirement, the costs under the plan are not included in the foregoing cash compensation table. The 2001 cost to the Bank under the plan represented 5.08% of total compensation, including overtime and bonuses. Mr. Milleson will receive an estimated annual retirement benefit of $51,893 based on current compensation, assuming that he retires at the normal retirement age of 65.

401(k) Savings Plan

     The Corporation sponsors a 401(k) savings plan under which eligible employees may choose to save up to 15% of their salary on a pretax basis, subject to certain IRS limits. The Corporation matches 50% (up to 6% of the employee's salary) of employee contributions with the Corporation's Common Stock. The shares for this purpose are provided by newly issued shares. Contributions amounted to $67,446 in 2001, $53,461 in 2000, and $39,507 in 1999.
Mr. Milleson's portion of the contribution was $3,144 in 2001, $3,000 in 2000 and $2,869 in 1999.

Executive Supplemental Income Plan

     During 1994, the Executive Supplemental Income Plan was amended from the 1987 version of the Plan. Certain key employees will have lifetime benefits paid following retirement or death while some employees, including Mr. Milleson, will be paid a lump sum of $4,000 upon retirement. The Plan provides that if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced or forfeited. The executive supplemental income benefit expense was $3,600 in 2001, $31,440 in 2000, and $31,440 in 1999, based on the present value of the retirement benefits, including $320 for Mr. Milleson. The Plan is unfunded, however, life insurance has been acquired on the lives of these employees in amounts sufficient to discharge the obligations thereunder.

Personnel Committee Report on Executive Compensation

     The Committee considers the growth and profitability of the Bank to be directly related to the performance of the executive officers. Attracting and retaining executive officers with the proven ability to contribute to the overall performance of the Bank and, therefore, to enhance shareholder value is a primary objective. This is done through a competitive and equitable compensation plan.

     The Board of Directors uses the Virginia Bankers Association Salary Survey of Virginia banks to measure the value of senior executives in like positions across the state. Salary ranges are then set based on experience, responsibilities and qualifications. Annual compensation is tied to pre-determined bank performance goals.

     When determining the Chief Executive Officer's annual salary, the Board of Directors takes into account the CEO's past performance, the performance of the Bank relative to its peers and the compensation of comparable Chief Executive Officers in the Commonwealth of Virginia. In addition to these factors, a subjective approach as to the future contributions of the Chief Executive Officer is considered.


Robert W. Smalley, Jr., Chairman
Marilyn C. Beck
James T. Vickers
Randall G. Vinson


Personnel Committee Interlocks and Insider Participation

      The current members of the Personnel Committee are Messrs. Robert W. Smalley, Jr., James T. Vickers and Randall G. Vinson and Dr. Marilyn C. Beck. All members of the Personnel Committee are directors of the Bank.

Shareholder Return

      The Corporation issues one class of stock, Common, which is not listed for trading on a registered exchange or quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ). Trades in the Corporation's Common Stock occur sporadically on a local basis. Accordingly, there is no established public trade market for shares of the Corporation's Common Stock, and quotations do not necessarily reflect the price that would be paid in an active and liquid market. The following line graph compares the yearly shareholder return, based on trades known to the Corporation, to the returns of the NASDAQ Bank Index and to the total return of NASDAQ Index. This graph was created by comparing the percentage change in stock prices for the Corporation and both indices on an annual basis, looking at the changes in stock price, reinvestment of cash dividends and stock splits since December 31, 1996.

(GRAPH)

                                   1996     1997     1998     1999     2000     2001
                                  ------   ------   ------   ------   ------   ------
EAGLE FINANCIAL SERVICES, INC.      100      119      135      148      132      127
NASDAQ BANK INDEX                   100      167      166      160      182      197
NASDAQ INDEX                        100      122      173      321      193      153

Transactions with Management

     The officers, directors, their immediate families and affiliated companies in which they are shareholders maintain normal relationships with the Corporation and the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. On December 31, 2001, these persons and firms were indebted to the Bank for loans totaling $758,049.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors and executive officers of the Corporation and beneficial owners of more than 10% of the Corporation's Common Stock are required to file reports with the Securities and Exchange Commission and the Corporation of their beneficial ownership and changes in ownership of Common Stock or written representations that no other reports were required. The Corporation believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to its officers and directors were complied with. The Corporation is not aware of any person having beneficial ownership of more than 10% of the Corporation's Common Stock.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Yount, Hyde & Barbour, P.C. has been selected by the Board of Directors as the independent accountants for the Corporation for the year 2002.

     The firm of Yount, Hyde & Barbour, P.C. has served the Corporation and the Bank prior to the establishment of the Corporation since 1979. The independent accountants have no direct or indirect financial interest in the Corporation. Representatives of the firm of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from the shareholders.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2003 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Corporation, whose address is 2 East Main Street, Berryville, Virginia 22611, no later than November 29, 2002, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement. The Corporation anticipates holding the 2003 Annual Meeting on April 16, 2003.

     The Corporation's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, written notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated meeting date of April 16, 2003 for the 2003 Annual Meeting of Shareholders, the Corporation must receive such notice no later than February 15, 2003 and no earlier than January 16, 2003. If shareholders receive notice less than 70 days prior to the meeting or public disclosure of the meeting date is made less than 70 days prior to the meeting, written notice must be received by the Corporation not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was made or such public disclosure was made.

     Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specific matters.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2001 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES W. McCARTY, JR., SECRETARY OF THE CORPORATION, WHOSE ADDRESS IS 2 EAST MAIN STREET, BERRYVILLE, VIRGINIA 22611.

                                  OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than as set forth herein. If any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                           By Order of the Board of Directors
                           James W. McCarty, Jr.
                           Vice President, Chief Financial Officer
                             and Secretary/Treasurer

March 29, 2002

                          EAGLE FINANCIAL SERVICES, INC.
      PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints Messrs. Thomas T. Gilpin, Robert W. Smalley, Jr. and Randall G. Vinson, or any one of them, attorneys and proxies, with the power of substitution in each, to act for the undersigned with respect to all of the Corporation's Common Stock of the undersigned at the Annual Meeting of Shareholders to be held at the John H. Enders Fire Company Social Hall on Wednesday, April 17, 2002, at Noon, and at any adjournment thereof.


1.  Election of Directors          [ ] For all nominees listed       [ ] Withhold  authority to
                                       below (except as marked           vote for all nominees
                                       to the contrary).

    a) For a Three (3) Year Term

    John D. Hardesty, Lewis M. Ewing, Thomas T. Byrd

    b) For a Two (2) Year Term

    James T. Vickers



INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2. To vote in accordance with their best judgment on such other business, if any, that may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted for the nominees for election of directors listed in item l.


                              Please sign your name(s) exactly as registered.


                              --------------------------------------------------


                              --------------------------------------------------

                                                                          , 2002
                              --------------------------------------------
                              Please date when you sign

PLEASE RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE